SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                                      March 18, 2011 (December 31, 2010)

Sanders Morris Harris Group Inc.
(Exact name of registrant as specified in its charter)

Texas
(State or other jurisdiction of incorporation)

0-30066	76-0583569
(Commission File Number)	(IRS Employer Identification No.)

600 Travis, Suite 5800, Houston, Texas 77002
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code             (713) 993-4610

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14-d—2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On January 4, 2011, Sanders Morris Harris Group Inc., a Texas corporation (“SMHG”), filed a Current Report on Form 8-K (“Original Form 8-K”) to report that on December 31, 2010, SMHG completed the purchase of a 48.7% capital interest and 50.1% profits interest in Global Financial Services, LLC and a 50.1% capital and profits interest in GFS Advisors, LLC, wealth management firms (“GFS”), based in Houston, Texas, pursuant to the terms of a Purchase Agreement dated as of November 26, 2010, among the Company and Robert C.A. Benjamin, Gerardo A. Chapa and Ricardo Perusquia.  In the Original Form 8-K, we indicated that the financial statements and pro forma financial information required under Item 9.01 of Form 8-K would be filed by amendment to the Original Form 8-K no later than 71 calendar days after the date the Original Form 8-K was required to be filed.  This Amendment No. 1 to the Original Form 8-K contains the required financial statements and pro forma financial information.

Item 9.01	Financial Statements and Exhibits.

a.	Financial Statements of Businesses Acquired

The following audited combined financial statements of Global Financial Services, LLC and GFS Advisors, LLC are attached hereto as Exhibit 99.1 and incorporated herein by reference:

Audited Combined Financial Statements of Global Financial Services, LLC and GFS Advisors, LLC as of and for the year ended December 31, 2009.

The following unaudited condensed combined financial statements of Global Financial Services, LLC and GFS Advisors, LLC are attached hereto as Exhibit 99.2 and incorporated herein by reference:

Unaudited Condensed Combined Financial Statements of Global Financial Services, LLC and GFS Advisors, LLC for the nine months ended September 30, 2010.

b.	Pro Forma Financial Information

The following unaudited pro forma condensed combined financial statements of Sanders Morris Harris Group Inc. are attached hereto as Exhibit 99.3 and incorporated herein by reference:

Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2010 and Unaudited Pro Forma Condensed Combined Statements of Operations for the nine months ended September 30, 2010 and 2009 and for the year ended December 31, 2009 of Sanders Morris Harris Group Inc.

d.	Exhibits

Exhibit	Description

23.1	Consent of Independent Auditors, CF & Co., L.L.P.

99.1	Audited Combined Financial Statements of Global Financial Services, LLC and GFS Advisors, LLC as of and for the year ended December 31, 2009.

99.2	Unaudited Condensed Combined Financial Statements of Global Financial Services, LLC and GFS Advisors, LLC for the nine months ended September 30, 2010.

99.3
Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2010 and Unaudited Pro Forma Condensed Combined Statements of Operations for the nine months ended September 30, 2010 and 2009 and for the year ended December 31, 2009 of Sanders Morris Harris Group Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANDERS MORRIS HARRIS GROUP INC.

By:	/s/ George L. Ball
George L. Ball,
Chief Executive Officer